AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                         ON JANUARY 5, 1996{PRIVATE}
                         SECURITIES ACT REGISTRATION NO. 33-63562
                         INVESTMENT COMPANY ACT FILE NO. 811-7760
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                 POST-EFFECTIVE AMENDMENT NO. 3                       [X]

                               AND

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]
                 POST-EFFECTIVE AMENDMENT NO. 3                       [X]

                KEELEY SMALL CAP VALUE FUND, INC.
                          (REGISTRANT)

                    401 SOUTH LASALLE STREET
                           SUITE 1201
                    CHICAGO, ILLINOIS  60605

                TELEPHONE NUMBER:  (312) 786-5050
     JOHN L. KEELEY, JR.                          STEPHEN E. GOODMAN
     KEELEY ASSET MANAGEMENT CORP.                SCHWARTZ & FREEMAN
     401 SOUTH LASALLE STREET                     401 NORTH MICHIGAN AVENUE
     SUITE 1201                                   SUITE 1900
     CHICAGO, ILLINOIS  60605                     CHICAGO, ILLINOIS  60611
                              (AGENTS FOR SERVICE)


     An indefinite number of shares of the Registrant has been registered under the Securities Act of 1933 in accordance with the provisions of Rule
24f-2 under the Investment Company Act of 1940. The Registrant's Rule
24f-2 Notice for the fiscal year ended September 30, 1995 was filed on October 27, 1995.

     REGISTRANT PROPOSES THAT THIS POST-EFFECTIVE AMENDMENT NO. 3 WILL BECOME EFFECTIVE ON THE DATE ON WHICH IT IS FILED WITH THE COMMISSION, PURSUANT TO PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933.


     Page 1 of   21   sequential pages (including exhibits).
               -----
             The index of exhibits is on page   20.
                                              -----


                       KEELEY SMALL CAP VALUE FUND, INC.


  CROSS-REFERENCE SHEET PURSUANT TO RULE 495(A) OF REGULATION C


ITEM                LOCATION OR CAPTION<F1>
----                -----------------------


                    PART A (PROSPECTUS)
                    -------------------


1(a) & (b)          Front cover

2(a)                Fund Expenses
2(b)-(c)            Not applicable

3(a) & (b)          Financial Highlights
3(c)                Performance Information

4(a)(i)             General Information
4(a)(ii) & (b)      Investment Objectives and Policies; Investment Restrictions
4(c)                Risk Factors

5(a)-(c)            Management of the Fund
5(d) & (e)          Management of the Fund; General Information
5(f)                Fund Expenses; Management of the Fund
5(g)                Management of the Fund; Portfolio Transactions

5A                  Not applicable (in annual report)

6(a)                General Information
6(b)                Certain Stockholders
6(c)-(d)            Not applicable
6(e)                General Information
6(f)                Dividends and Distributions
6(g)                Taxation; Exchange Privilege

7                   Purchasing Shares
7(a)                Management of the Fund; Purchasing Shares
7(b)                Fund Expenses; Purchasing Shares; Net Asset Value; Exchange
                      Privilege
7(c) & (d)          Purchasing Shares; Exchange Privilege
7(e) & (f)          Distribution Plan

8(a)-(d)            Redemption and Repurchase of Shares

9                   Not applicable


                    PART B (STATEMENT OF ADDITIONAL INFORMATION)
                    --------------------------------------------


10(a) & (b)         Front cover

11                  Table of Contents

12                  History of the Fund

13(a)-(c)           Investment Policies; Investment Restrictions
13(d)               Part A - Investment Objectives and Policies

14(a) & (b)         Directors and Officers
14(c)               Not applicable

15(a) & (b)         Certain Stockholders
15(c)               Directors and Officers

16(a) & (b)         Investment Adviser; Part A - Management of the Fund
16(c)-(e)           Not applicable
16(f)               Distribution of Shares; Part A - Distribution Plan
16(g)               Not Applicable
16(h)               Custodian; Independent Public Accountants
16(i)               Not applicable

17(a)               Portfolio Transactions
17(b)               Portfolio Transactions
17(c)               Portfolio Transactions
17(d) & (e)         Not applicable

18                  Not applicable

19(a) & (b)         Purchasing and Redeeming Shares
19(c)               Not applicable

20                  Additional Tax Information

21(a)               Distribution of Shares
21(b) & (c)         Performance Information

22(a)               Not applicable
22(b)               Performance Information

23                  Financial Statements


                    PART C (OTHER INFORMATION)
                    --------------------------

24                  Financial Statements and Exhibits

25 Persons controlled by or under common control with registrant

26                  Number of holders of securities

27                  Indemnification

28                  Business and other connections of investment adviser

29                  Principal underwriters

30                  Location of accounts and records

31                  Management services

32                  Not applicable


<F1>References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.


                     -----------------------------------



                       KEELEY SMALL CAP VALUE FUND, INC.

                      401 SOUTH LASALLE STREET, SUITE 1201
                            CHICAGO, ILLINOIS 60605
                                  312-786-5050
                                  800-533-5344



                                JANUARY 5, 1996

                                   PROSPECTUS


     KEELEY Small Cap Value Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund follows a strategy of investing in securities believed by its investment adviser to have above average potential for capital appreciation with an emphasis on companies with a relatively small market capitalization (less than $1 billion at the time of investment). The Fund will emphasize companies undergoing substantial changes, such as companies involved in spin-offs and recapitalizations, companies trading near or below perceived or actual book value and companies emerging from bankruptcy or other financial restructuring.

     This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.


     A Statement of Additional Information about the Fund, dated January 5, 1996, has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.


           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                  EXCHANGE COMMISSION OR ANY STATE SECURITIES
                     COMMISSION PASSED UPON THE ACCURACY OR
                       ADEQUACY OF THIS PROSPECTUS.  ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

Fund Expenses.................................................3
Financial Highlights..........................................4
Investment Objectives and Policies............................5
Risk Factors..................................................6
Investment Restrictions.......................................6
Management of the Fund........................................7
Purchasing Shares.............................................8
Redemption and Repurchase of Shares..........................11
Distribution Plan............................................12
Exchange Privilege...........................................12
Determination of Net Asset Value.............................14
Distributions and Taxes......................................14
IRA Plan.....................................................15
Performance Information......................................15
Certain Stockholders.........................................16
General Information..........................................16
Stockholder Reports and Inquiries............................16



                       KEELEY SMALL CAP VALUE FUND, INC.
   INVESTMENT ADVISER:
   Keeley Asset Management Corp.
   401 South LaSalle Street
   Suite 1201
   Chicago, Illinois  60605
   312-786-5050   800-533-5344

   DISTRIBUTOR:
   Keeley Investment Corp.
   401 South LaSalle Street
   Suite 1201
   Chicago, Illinois  60605
   312-786-5000   800-621-5084

     No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.



                                 FUND EXPENSES


STOCKHOLDER TRANSACTION EXPENSES
 Maximum Sales Load on Purchases<F2>
    (as a percentage of offering price)              4.50%
 Sales Load on Reinvested Dividends                  None
 Deferred Sales Load (as a percentage
    of offering price)                               None
 Redemption Fees (as a percentage of
    amount redeemed, as applicable) <F3>             None
 Exchange Fee<F3>                                    None

ANNUAL FUND OPERATING EXPENSES
 Management Fees                                     1.00%
 12b-1 Fees<F4>                                      0.25%
 Other Expenses (after expense
    reimbursement) <F5>                              1.25%
                                                     -----

 Total Fund Operating Expenses (after
    expense reimbursements)                          2.50%
                                                     =====


EXAMPLE
 An investor would pay the following expenses on a
 $1,000 investment (based on the Total Fund Opera-
 ting Expenses after expense reimbursements above)
 assuming (1) 5% annual return; (2) reinvestment
 of all dividends and capital gains distributions; and
 (3) redemption at the end of each time period:
            One Year    Three Years    Five Years    Ten Years
            --------    -----------    ----------    ---------

              $70           $121          $175         $322


<F2>Sales charges are reduced for purchases of $50,000 or more.  See
"Purchasing Shares."
<F3>The Fund's Transfer Agent charges a fee of $7.50 for each wire redemption and $5.00 for each telephone exchange.
<F4>The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by stockholders). See "Distribution Plan." Over time, long-term stockholders may pay more in distribution related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").
<F5>The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%. Absent fee waivers and reimbursements for the fiscal year ended September 30, 1995, Other Expenses and Total Fund Operating Expenses would have been 2.69% and 3.94%, respectively.


 The Management Fee to be paid by the Fund is higher than that paid by most other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that stockholders bear either directly or indirectly. The information disclosed in the table under the heading "Stockholder Transaction Expenses" is based on the maximum sales load now in effect for the Fund. See "Purchasing Shares" and "Redemption and Repurchase of Shares" below for more complete descriptions of those expenses, including a description of available reductions in the sales charge. The "Other Expenses" information contained in the table reflects reimbursements to the Fund made by the Adviser as a result of an expense limitation agreement. If the expense reimbursements were removed, the expenses contained in the Example would increase. The Example shown is based on the Total Fund Operating Expenses above and should not be considered a representation of future expenses. Actual Fund Expenses may be greater or lesser than those shown in the Example or in the table.


                              FINANCIAL HIGHLIGHTS

  The financial information for a Fund share outstanding during the periods specified in the following table has been derived from the financial records of the Fund which have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon was unqualified and is included in the Statement of Additional Information. The table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.


                                                          YEAR         YEAR
                                                          ENDED        ENDED
                                                         9/30/95      9/30/94

  Net asset value, beginning of period                   $10.26       $10.00

  Income from investment operations:
    Net investment loss                                  (0.13)       (0.06)
    Net realized and unrealized gains on investments       2.39         0.32
                                                          -----        -----

    Total from investment operations                       2.26         0.26
                                                          -----        -----


  Net asset value, end of period                         $12.52       $10.26
                                                         ======       ======

   Total return<F6>                                      22.03%        2.60%

   Supplemental data and ratios:
      Net assets, end of period (in 000s)                $7,616       $4,503
      Ratio of net expenses to average net assets<F7>     2.50%        2.49%
      Ratio of net investment loss to average
        net assets<F7>                                  (1.46)%      (0.96)%
      Portfolio turnover rate                            70.59%       63.20%




<F6>The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
<F7>Without fees waived, the ratio of expenses to average net assets would have been 3.94% and 5.98% for the years ended September 30, 1995 and 1994, respectively; and the ratio of net investment loss to average net assets would have been (2.90)% and (4.45)% for the years ended September 30, 1995 and 1994, respectively.


                       INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund seeks to achieve this objective by investing primarily in companies which have a relatively small market capitalization (less than $1 billion). Under normal market conditions, the Fund will have at least 65% of its total assets invested in common stocks and other equity-type securities of such companies. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize two basic categories. The first is companies involved in various types of corporate reorganizations, such as spin-offs and recapitalizations. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second is companies which the Adviser believes are undergoing substantial changes, such as significant changes in markets or technologies, management and financial changes. The Fund generally seeks companies that trade at prices at or below perceived or actual book value.


  The portfolio is expected to have significant differences when compared to the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), among which will be a bias by the Fund toward companies which are traded in the over-the-counter market. See "Risk Factors." Although the Fund invests principally in common stocks, the Fund also invests in nonconvertible fixed-income securities when the Adviser believes these securities offer capital appreciation possibilities. The Fund will not invest in or hold more than 5% of its net assets in debt securities (including such nonconvertible fixed income securities) rated lower than Aa by Moody's Investors Service ("Moody's") or AA by Standard & Poor's Corporation ("S&P") or unrated but determined by the Adviser to be of comparable quality. See the Statement of Additional Information and the Appendix thereto for a discussion of these securities.

  When, in the judgment of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may invest without limitation in U.S. Treasury bills and notes and short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P or unrated but determined by the Adviser to be of comparable quality). The Fund may also hold such securities in amounts deemed adequate to meet anticipated redemption requests or pending investment or reinvestment. The Fund invests in securities that are traded in the over-the-counter market as well as in securities listed on a stock exchange, and in securities that may have above average volatility of price movement.

  The Fund will not invest more than 5% of the value of its net assets in securities of foreign issuers. Foreign investments involve certain risks which may be different than the risks in domestic securities, which include political or economic matters, differing standards of regulation, accounting and disclosure, trade, tax and currency risks.

  The emphasis on appreciation and small capitalization companies may result in a greater risk than is inherent in other investment alternatives. The Fund will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index. In addition, because the Fund does not seek current income, an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program.


  Securities will be sold when, among other things, management believes that anticipated appreciation is realized or no longer probable, alternative investments offer superior appreciation prospects, or risk of decline in market price is too great. Because of its policy with respect to sales of investments, the Fund may realize short-term gains or losses. To the extent that the investment policy of the Fund results in a greater number of purchases and sales of investments than may be the case in an investment which does not emphasize capital appreciation, the Fund will incur greater expenses, brokerage fees and taxes. See the preceding "Financial Highlights" table for the Fund's portfolio turnover rate.


                                  RISK FACTORS

  The Adviser believes that under normal market conditions, the Fund will invest primarily in common stocks. Some of the securities will be traded in the over-the-counter market. Accordingly, investors should be aware of the nature of the over-the-counter market and the risks of investing in securities traded in such market.


  The combination of technological changes and market developments to what was historically considered the over-the-counter market have resulted in increased liquidity in many of the securities traded in that market. In addition, there are now defined standards for issuers whose securities are traded in the more active portions of that market. A significant part of that historic market is now considered another securities exchange, while other parts of that market utilize electronic trading with real time quotation. However, the over-the-counter market is not a centralized facility, and securities can be traded in certain portions of that market without satisfying any initial or continuing defined standards. Any security can be traded in some portions of the over-the-counter market as long as an individual or firm is willing to make a market in the security. Since there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well established corporations. The Fund may invest in securities of both small and large companies which have potential for significant capital appreciation.


  Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In order to minimize this risk, the Fund has adopted a policy which prohibits the Fund from investing more than 5% of its net assets (determined at the time an investment is made) in illiquid securities. For this purpose, an illiquid security is one which cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.
  Some securities issued by companies with a small capitalization, and especially those in which the Fund may place emphasis, present greater risks and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Fluctuations in the price of some of the stocks owned by the Fund, therefore, could cause the net asset value of the Fund to vary significantly.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote of the Fund's stockholders. These restrictions provide, among other things, that the Fund will not:

 1. With respect to 75% of the Fund's net assets, invest more than 5% of such net assets in the securities of any one issuer (except the United States government).

 2. With respect to 75% of the Fund's net assets, acquire securities of any one issuer which, at the time of investment, represents more than 10% of the outstanding voting securities of that issuer.

 3. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately, including investment in repurchase agreements.

 4. Borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.

  Notwithstanding the right of the Fund to invest in reverse repurchase agreements, the Fund does not currently intend to do so. All of the Fund's investment restrictions are listed in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

  The Fund is an open-end diversified management investment company, commonly called a mutual fund. Through the purchase of shares of the Fund, investors with goals similar to the investment objective of the Fund can participate in the investment performance of the portfolio of investments held by the Fund. Under the laws of the State of Maryland, the management and affairs of the Fund are supervised by the Fund's Board of Directors.

INVESTMENT ADVISER
  Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, is the Fund's investment adviser, and in that capacity provides investment advice and portfolio management services to the Fund. The Adviser is also responsible, subject to the authority of the Fund's Board of Directors, for overall management of the Fund's business affairs.

  For its services, the Adviser receives from the Fund a fee, computed daily and payable monthly, equal to an annual rate of 1% of the Fund's average net assets. The Investment Advisory Agreement provides that the Adviser will waive a portion of its advisory fee or reimburse the Fund to the extent that its total annual operating expenses exceed the lower of 2.5% of net assets or the amount permitted by the most restrictive state in which the Fund elects to qualify to sell its shares, currently believed to be 2.5%. This limitation is exclusive of
(i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokerage commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.

  The Adviser is a registered investment adviser incorporated in Illinois on December 28, 1981. John L. Keeley, Jr., the President, Treasurer and a Director of the Fund, is the sole stockholder of the Adviser. Mr. Keeley is primarily responsible for the day-to-day management of the Fund's portfolio and has been since the Fund's inception. Mr. Keeley has been the President of the Adviser since its organization in 1981, and the person primarily responsible for investment management for the Adviser's clients. At September 30, 1995, the Adviser had total assets under management in excess of $160 million. Officers of the Adviser are also officers of the Fund.



ADMINISTRATOR
  Pursuant to an Administration Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, oversees the Fund's Custodian and Transfer Agent, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), oversees the Fund's insurance relationships, participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semiannual reports to the Securities and Exchange Commission and current stockholders, monitors the Fund's expense accounts, monitors the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, monitors compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. Compensation of the Administrator, based upon the average daily net assets of the Fund, is computed daily and payable monthly at the annual rate of 0.15% on the first $50 million, and 0.05% on all assets over $50 million. The minimum fee is $35,000 per year.


BROKERAGE
  Consistent with the policies described in the Statement of Additional Information regarding allocation of the Fund's portfolio transactions, the Adviser may place orders for portfolio transactions with Keeley Investment Corp., the principal underwriter for the Fund and an affiliate of the Adviser, and may consider sales of Fund shares as a factor in placing orders for portfolio transactions with other brokers.

EXPENSES
  The Fund's expenses are accrued daily and deducted from its total income before dividends are paid. These expenses will include, but are not limited to, fees paid to the Adviser and the Administrator; taxes; legal fees; custodian and auditing fees; transfer agent and distribution fees; and printing and other expenses paid by the Fund. The Adviser has agreed to waive its management fee and/or reimburse other Fund operating expenses. See "Investment Adviser."

                               PURCHASING SHARES

HOW TO PURCHASE SHARES
  Keeley Investment Corp. (the "Distributor"), located at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. John L. Keeley, Jr., the President, Treasurer and a Director of the Fund, is also the President, Treasurer and a Director of the Distributor, and as such is an "affiliated person" of each. Officers of the Fund are also officers of the Distributor.


  Shares of the Fund are sold in a continuous offering and may be purchased from the Distributor or from broker/dealers and others that have entered into agreements with the Distributor with respect to their assistance in distributing shares of the Fund ("Selected Dealers"). Only the Distributor and Selected Dealers are authorized to sell shares of the Fund. However, brokers other than Selected Dealers may offer to place orders for the purchase of shares. Such a broker may charge the investor a transaction fee as determined by the broker. That fee will be in addition to the sales charge payable by the investor. Once an account is established, subsequent orders for shares may be made at the investor's option with the Distributor or dealers or mailed or wired directly to Firstar Trust Company (the "Transfer Agent" or "Firstar"). See "Direct Purchases by Mail or Wire." For further information, reference is made to the caption "Distribution of Shares" in the Fund's Statement of Additional Information. Purchases will be effected at the public offering price next computed after an order is received by the Transfer Agent (either directly from the investor or transmitted by the Distributor or Selected Dealer.) See "Net Asset Value and Offering Price."


  The minimum investment is $250 on initial orders and $50 on subsequent orders. There are no minimum investment requirements on initial or subsequent orders for IRA accounts. These minimums are subject to change at any time. No stock certificates representing shares purchased will be issued. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.



DIRECT PURCHASES BY MAIL OR WIRE
  Account application forms are included with this Prospectus, and should be sent to: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If using overnight delivery, use the following address: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check or money order made payable to KEELEY Small Cap Value Fund, Inc., or by direct wire transfer. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted. Accounts with checks returned will be charged a $15 processing fee. In addition, the investor will be responsible for any losses suffered by the Fund as a result. Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: Firstar Bank Milwaukee, N.A., ABA Routing No. 075000022, Credit Firstar Trust Company, Account Number 112952137, Further credit: KEELEY Small Cap Value Fund, Inc. The investor's name and account number must be specified in the wire. The investor's bank may impose a fee for investments by wire. Before making an initial investment by wire, an investor must first telephone 800-338-1579 to inform the Transfer Agent of the wire to ensure proper credit. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application which accompanies this Prospectus should be promptly forwarded to KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

  The Distributor retains the entire sales charge when it makes sales directly to the public. The Distributor has the right to increase the dealer re-allowance. Dealers who receive 90% or more of the entire sales charge may be deemed to be underwriters under the Securities Act of 1933. In addition, the Adviser and/or Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and/or Distributor, sponsor programs designed to reward Selected Dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets, and not out of the assets of the Fund or any distribution fees paid by the Fund. These programs will not change the price paid for shares or the amount that the Fund will receive from such sale.




NET ASSET VALUE AND OFFERING PRICE
  The public offering price is the net asset value (see "Determination of Net Asset Value") plus a sales charge which varies in accordance with the amount of the purchase as follows:

                               Sales Charges
                             as a Percentage of            Dealer Reallowance
Amount of                                 Net Amount         as a Percentage
Single Transaction    Offering Price       Invested         of Offering Price

Less than $50,000         4.50%              4.71%                4.00%

$50,000 but less
  than $100,000           4.00%              4.17%                3.50%

$100,000 but less
  than $250,000           3.00%              3.09%                2.50%

$250,000 but less
  than $500,000           2.50%              2.56%                2.00%

$500,000 and over         2.00%              2.04%                1.50%


RIGHT OF ACCUMULATION
  Reduced sales charges are available through a right of accumulation under which purchasers may add to their investments in the Fund by purchasing shares at the offering price applicable to the total of (a) the dollar amount of shares of the Fund then being purchased plus (b) an amount equal to the greater of the original cost or the net asset value of the shares owned by the purchaser. (A "purchaser" is defined to include an individual and his or her spouse.) In order to receive the cumulative quantity discount, the previous purchases of shares of the Fund must be called to the attention of the Fund or the Distributor in writing at the time of the current purchase. This privilege may be modified or terminated upon 60 days' written notice to each stockholder prior to the modification or termination taking effect.


SALES AT NET ASSET VALUE
  Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $50,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $50,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired officer, Director or employee, or any member of the immediate family of such person of the Fund, Adviser, Distributor or its affiliates thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor or its affiliates, (h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients with at least $50,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund,
(k) stockholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid in connection with the previous purchase of shares of the Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, and (o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.


AUTOMATIC INVESTMENT PLAN
  The Fund offers an Automatic Investment Plan ("AIP") whereby an investor may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction). Under the AIP, an investor's designated bank or other financial institution debits a preauthorized amount from the investor's account each month and applies the amount to the purchase of Fund shares. The AIP must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participating in the AIP. A fee of $15 will be imposed by the Transfer Agent if sufficient collected funds are not available in the investor's account at the time of the automatic transaction. To establish the AIP, complete the appropriate section on the Purchase Application when opening an account or, after an account is established, complete an AIP Application which is available from the Fund. The Fund's applicable minimum initial investment must be met before the AIP may be established. The AIP may be terminated by the Fund at any time.


                      REDEMPTION AND REPURCHASE OF SHARES

  Stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Stockholders with accounts at the Distributor or a Selected Dealer may submit redemption requests to such firm. If shares are held in a broker's street name, the redemption must be made through the broker. If the redemption is sent directly to the Transfer Agent and either the amount requested is greater than $10,000 or the proceeds are to be sent to a location other than the address of record, each registered owner's signature must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker/dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Further documentation may be required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact. The redemption price shall be the net asset value per share next computed after receipt by the Transfer Agent of the redemption request. See "Determination of Net Asset Value." In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by Selected Dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value." Broker/dealers may charge a fee for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by Selected Dealers will be made within seven days after receipt by the Transfer Agent of a written redemption request
in proper order.   Redemption proceeds may also be paid by wire upon request.
The Transfer Agent imposes a $7.50 fee for each wire of redemption proceeds. The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail or wire redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days after the purchase date. The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.


  Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right on 60 days' written notice to the stockholder, to redeem shares in any account and send the proceeds to the owner, if the account has a value of less than $500 as a result of redemptions. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to stockholders. The Fund may make payment for certain redemptions in securities of the Fund, rather than in cash. Investors would bear any brokerage or other transaction costs incurred in converting the securities to cash.

                               DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-
1 under the Investment Company Act of 1940 (the "1940 Act"), whereby the Fund may pay up to 0.25% per annum of its average daily net assets to the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Fund shares. The Plan is designed to reimburse the Distributor for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payment by the Fund to Selected Dealers who furnish assistance to their customers in connection with the purchase of shares of the Fund and who provide administrative support services to customers who own shares of the Fund. In addition, certain banks who sell shares of the Fund on an agency basis may receive payments by the Fund pursuant to the Plan. The Fund will obtain a representation from financial institutions that they are licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Plan include, but are not limited to, the preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; printing of Prospectuses and Statements of Additional Information and supplements thereto and reports for other than existing stockholders; supplemental payments to dealers under a dealer incentive program; and costs of administrating the Plan. Unreimbursed amounts may be carried forward and paid in a subsequent year.

  The fees payable to a Selected Dealer who participates in the program are calculated at the annual rate up to 0.25% of the average daily net asset value of those Fund shares that are held in such dealer's customers' accounts. Under no circumstances will the Fund pay a fee pursuant to the Plan, the effect of which would be to exceed the NASD's limitations on asset based compensation. See "Distribution of Shares" in the Statement of Additional Information.

                               EXCHANGE PRIVILEGE

  All or part of the Fund shares owned by an investor may be exchanged for shares in the Portico Money Market Fund (the "Money Market Fund") in an identically registered account. Investors may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Fund. A stockholder who has moved an investment from the Fund to the Money Market Fund and then decides at a later date to move the investment back to the Fund may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and investment. Use of this expanded exchange privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Fund. Stockholders must obtain a copy of that Prospectus from the Fund or the Distributor, and are advised to read it carefully before authorizing any investment in shares of the Money Market Fund. Exchange requests are subject to a $1,000 minimum, and each stockholder is limited to a maximum of four exchanges in any twelve month period.

  Exchange requests may be subject to other limitations that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to the Fund, c/o Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Except as stated above, the Fund currently does not impose any limitations on exchanges. Exchanges may be made by telephone once a stockholder has authorized telephone exchanges either by checking the appropriate box on the Purchase Application or, once an account is established, by sending the Transfer Agent the appropriate form which is available from the
Fund.   There will be a $5.00 fee charged to the investor's account for each telephone exchange transacted by the investor. This fee will be charged to the account from which the funds are being withdrawn prior to effecting the exchange. There is no fee for a written exchange request. However, the Distributor is entitled to receive a fee from the Money Market Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

  An exchange involves a redemption of all or a portion of the shares in the Fund and the investment of the redemption proceeds in shares of the Money Market Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Money Market Fund to be acquired will be purchased at the per share net asset value of those shares next determined coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. For further information regarding the exchange privilege, see "Exchange Privilege" in the Fund's Statement of Additional Information.

  The Fund has implemented procedures designed to reasonably assure that telephone exchange instructions are genuine. These procedures include requesting verification of various pieces of personal information, restricting transmittal of redemption proceeds to preauthorized designations, recording all such telephone calls and sending written confirmations to the address of record. If the Fund, the Distributor or the Transfer Agent or any of their employees fails to abide by these procedures, the Fund may be liable to a stockholder for losses suffered from any resulting unauthorized transaction. However, none of the Fund, Distributor, Transfer Agent or any of their employees will be liable for losses suffered by a stockholder which results from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share is computed daily, Monday through Friday, as of 4:00 p.m., Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by deducting total liabilities from total assets of the Fund and dividing the remainder by the total number of shares outstanding. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation. Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities traded on only over-the-counter markets are valued at the last sales price on days in which the security is traded, otherwise they are valued on the basis of closing over-the-counter bid prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations (debt securities which are purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value. Securities as to which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.


                            DISTRIBUTIONS AND TAXES

  Distributions (whether treated for tax purposes as ordinary income or capital gains) to stockholders of the Fund are paid in additional shares of the Fund with no sales charge, unless otherwise instructed in writing by a stockholder.
A stockholder who prefers to have dividends paid in cash, rather than in additional shares of the Fund, should give such instructions in writing to the Transfer Agent. Cash dividends and distributions will be paid by check unless the Fund's Transfer Agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the stockholder's bank account. The Fund will pay any dividends from investment company taxable income annually, and intends to make any distributions representing capital gain annually. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.


  The Fund intends to continue to qualify as a regulated investment company under the federal tax law. As such, the Fund generally will not pay federal income tax on the income and capital gains it pays as dividends to its stockholders. In order to avoid a 4% federal excise tax, the Fund intends to distribute each year all of its net income and capital gains. Stockholders will be taxed on distributions received from the Fund, regardless of whether received in cash or reinvested in additional shares. Stockholders must treat distributions, other than long-term capital gain distributions, as ordinary income. Dividends designated as capital gain dividends are taxable to stockholders as long-term capital gains regardless of how long the stockholder owned the shares of the Fund. Investors are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                                    IRA PLAN

  The Fund has a master individual retirement account (IRA) plan which allows an investor to invest in the Fund. Income and capital gains earned by an IRA are sheltered from taxation until withdrawal. There is no minimum investment. The plan also permits an investor to "roll over" to the Fund IRA a lump sum distribution from a qualified pension or profit-sharing plan, including a direct transfer from the plan trustee, thereby postponing the investor's federal income tax on the distribution if rolled over within 60 days.


  If an investor's employer has a Simplified Employee Pension Plan (SEP), the investor may establish an IRA with the Fund to which his employer may contribute. Detailed information about the IRA, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.


                            PERFORMANCE INFORMATION

  The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Total return is based on past performance and is not a guarantee of future results.


  Performance information for the Fund may be compared in reports and promotional literature to: (a) the Value Line Index, S&P 500 Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the Nasdaq Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (b) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's average annual total return and total return, see "Performance Information" in the Statement of Additional Information.


                              CERTAIN STOCKHOLDERS

  As of September 30, 1995, John L. Keeley, Jr., owned 206,438 shares of the Fund, which represented 33.94% of the outstanding shares of the Fund. As a holder of more than 25% of the outstanding shares of the Fund, John L. Keeley, Jr., is presumed (under the 1940 Act) to "control" the Fund.


                              GENERAL INFORMATION

  The Fund is an open-end diversified management investment company, as defined in the 1940 Act, as amended. It was incorporated in Maryland on May 17, 1993. The Fund has an authorized capitalization of 10,000,000 shares of $0.01 par value common stock. There is no other class of security outstanding. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are noncumulative, which means that holders of more than 50% of the shares voting for the election of Directors may elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the Directors will not be able to elect any Directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, preemptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares. The Fund's securities are held by Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701, under a Custodian Agreement with the Fund. Firstar also acts as both Transfer Agent and dividend paying agent for the Fund.


  Under the General Corporation Law of Maryland, the Fund is not required to hold, and does not intend to hold, an annual meeting of its stockholders unless required under the 1940 Act. However, stockholders have the right to require the Secretary of the Fund to call a stockholders' meeting upon the written request of stockholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (a) such request shall state the purposes of such meeting and matters proposed to be acted on, and (b) the stockholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary
shall determine and specify to such stockholders.   No meeting shall be called
upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. In addition, the holders of not less than 10% of the shares entitled to vote at a special meeting have the right to call such meeting for the purpose of removing one or more of the Directors. See the Statement of Additional Information for more information.

                       STOCKHOLDER REPORTS AND INQUIRIES
  Stockholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Stockholders who have questions about the Fund including inquiries about investment or redemption procedures, should call the Fund at 800-338-1579, or contact their brokers.



                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois


                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois


            Custodian, Transfer Agent and Dividend Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579



                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin



                       KEELEY SMALL CAP VALUE FUND, INC.
                                   PROSPECTUS
                                JANUARY 5, 1996



   -------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
January 5, 1996

KEELEY SMALL CAP VALUE FUND, INC.
401 SOUTH LASALLE STREET
SUITE 1201
CHICAGO, ILLINOIS  60605
312-786-5050
800-533-5344




     This Statement of Additional Information is not a prospectus, but provides information about KEELEY Small Cap Value Fund, Inc. (the "Fund") that should be read in conjunction with the Fund's Prospectus dated January 5, 1996, and any additional supplements to the Prospectus and the Fund's financial statements.

     The Prospectus and additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the address or telephone number set forth above.


                        TABLE OF CONTENTS

History of the Fund                              1
Investment Policies and Risk Considerations      1
Investment Restrictions                          5
Performance Information                          7
Investment Adviser                               8
Directors and Officers                           9
Certain Stockholders                            10
Purchasing and Redeeming Shares                 10
Exchange Privilege                              11
Additional Tax Information                      11
Distribution of Shares                          11
Portfolio Transactions                          13
Removal of Directors by Stockholders            14
Custodian                                       15
Independent Public Accountants                  15
Financial Statements and Reports                16
Appendix





                              HISTORY OF THE FUND

     The Fund was incorporated in Maryland on May 17, 1993, and registered under the Investment Company Act of 1940 (the "1940 Act") on July 27, 1993.


                  INVESTMENT POLICIES AND RISK CONSIDERATIONS

     The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund's investment objective may not be changed by the Board of Directors without stockholder approval.

DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade by the recognized rating agencies (i.e., Baa or higher by Moody's Investor Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality).

     Securities rated Baa or BBB are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay
principal.   Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capability, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling this type of security. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the ratings used by Moody's and S&P is included as an appendix to this Statement of Additional Information.

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

     To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

SHORT SALES

     The Fund may make short sales of securities if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Fund does not currently intend to sell securities short.

     In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

UNSEASONED ISSUERS

     The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

     The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a stockholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund:

     1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

     2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

     3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

     4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

     5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

     6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

     7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U. S. Government securities) in companies of any one industry.

     8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

     9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements<F8> and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.

     10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

     In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without stockholder approval:

     1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

     2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

     3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

     4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

     5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities).<F9>

     6. The Fund will not invest for the purpose of exercising control or management of any company.

     7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.


<F8>The Fund does not currently intend to enter into reverse repurchase agreements.

<F9>The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.


     8. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. <F10>

     9. The Fund will not invest in or write options, puts, calls, straddles or spreads.

     10. The Fund will not invest more than 5% of its net assets in foreign securities.

     11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its stockholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                            PERFORMANCE INFORMATION

     From time to time the Fund may give information about its performance by quoting total return figures in advertisements and sales literature. "Total return" for a period is the percentage change in value of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

     Average annual total return is computed as follows:

                      ERV   1/N
               T = (--------)    -1
                       P

  Where:  P = the amount of an assumed initial investment in Fund shares
          T = average annual total return
          N = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period


<F10>In addition to this investment restriction, the 1940 Act provides that the
  Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.


     The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. Income taxes payable by stockholders are not taken into account. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Fund may also compare its performance to various stock indices (groups of unmanaged common stocks) including the Value Line Index, the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, the Nasdaq Composite Index and the Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, or that of another service. After deduction of initial sales charge, the Fund's total return for the years ended September 30, 1995 and 1994, was 16.57% and (2.01)%, respectively. The average annual total return for the period from October 1, 1993 (commencement of operations) through September 30, 1995, after deduction of initial sales charge, was 9.35%.



                               INVESTMENT ADVISER

     The Fund's investment adviser, Keeley Asset Management Corp. (the "Adviser"), furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. It furnishes office space, equipment and personnel to the Fund and assumes the expenses of printing and distributing the Fund's Prospectus and reports to prospective investors. The Fund pays all of its expenses except those specifically assumed by the Adviser, including but not limited to printing and postage charges related to current stockholders; securities registration, custodian and transfer agency fees; audit and legal fees; and expenses in connection with its organization.

     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee or reimburse the Fund to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. In addition, in order to comply with regulations applicable to the sale of Fund shares in California, the Adviser has undertaken to waive its management fee to the extent the Fund's annual operating expenses exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million, and 1.50% of average net assets in excess of $100 million.


     The Adviser is a registered investment adviser organized on December 28, 1981. John L. Keeley, Jr., is the sole stockholder of the Adviser. For the year ended September 30, 1995, the Adviser waived its entire advisory fee of $54,624 and reimbursed the Fund an additional $24,297 for operating expenses that exceeded the 2.50% expense limitation. For the year ended September 30, 1994, the Adviser waived its entire advisory fee of $28,262 and reimbursed the Fund an additional $71,031 for operating expenses that exceeded the 2.50% expense limitation.

                             DIRECTORS AND OFFICERS

     The Directors and officers of the Fund and their principal business activities during the past five years are:

                     Positions Held      Principal Occupations
Name and Address     with Fund           and Other Affiliations
----------------     ---------           ----------------------


John L. Keeley, Jr.* Director,           Director, President
401 South LaSalle    President and       and Treasurer of
Street               Treasurer           Keeley Asset
Suite 1201                               Management Corp and of
Chicago, Illinois                        Keeley Investment
60605                                    Corp.

Michael J. O'Brien   Director            President, O'Brien
53 West Jackson                          Bros. Trading Co.
Boulevard                                (Commodities Trading),
Suite 1240                               Registered Commodity
Chicago, Illinois                        Trading Advisor,
60604                                    Commodity Pool
                                         Operator and
                                         Introducing Broker

John F. Lesch        Director            Attorney, Nisen &
200 West Adams                           Elliott, a partnership
Street
Suite 2500
Chicago, Illinois
60606

John G. Kyle         Director            Owner and operator,
10 Skokie Highway                        Shell Oil Service
Highland Park,                           Stations and Gasoline
Illinois  60035                          Distributor

Mary G. Filice       Vice President      Senior Vice President,
401 South LaSalle                        Keeley Asset
Street                                   Management Corp. and
Suite 1201                               Keeley Investment
Chicago, Illinois                        Corp.
60605

Barbara G. Keeley    Secretary           Investor, Corporate
401 South LaSalle                        Secretary, Keeley
Street                                   Asset Management Corp.
Suite 1201                               and Keeley Investment
Chicago, Illinois                        Corp.
60605


     Each of the above persons has held the position and engaged in the principal occupation described above for more than five years.

     *John L. Keeley, Jr., is an "interested person" of the Fund as defined in the 1940 Act. John L. Keeley, Jr., and Barbara G. Keeley are husband and wife.

     Mr. O'Brien is a limited partner in investment partnerships in which Mr. Keeley and the Adviser are general partners. Such investments were made under the same terms and conditions applicable to all other partners. Mr. Keeley is a limited partner in a commodity trading partnership in which Mr. O'Brien is the general partner. Such investment by Mr. Keeley was made under the same terms and conditions applicable to all the other limited partners.

     Mr. Lesch has performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $4,400 for the last two years.

     Mr. Kyle maintains a brokerage account with Keeley Investment Corp., the Fund's principal underwriter.


     At September 30, 1995, the Directors and officers owned 219,919 shares, representing 36.16% of the outstanding shares of the Fund.


     The Fund has agreed to pay to Directors, other than Mr. Keeley, a fee of $250 for each meeting attended. The fee may be changed at any time.


                              CERTAIN STOCKHOLDERS

     As of September 30, 1995, John L. Keeley, Jr., (whose address is set forth in the table above) owned 206,348 shares of the Fund's common stock. These shares represent 33.94% of the issued and outstanding shares of common stock of the Fund.


                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Fund's Prospectus under the headings "Purchasing Shares," "Redemption and Repurchase of Shares" and "Determination of Net Asset Value." All of that information is incorporated herein by reference.


     For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.


     The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one stockholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

                       EXCHANGE PRIVILEGE

     Investors may exchange shares of the Fund having a value of $1,000 or more for shares of the Portico Money Market Fund (the "Money Market Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the Money Market Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Money Market Fund before exercising the exchange privilege.

     The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Money Market Fund or (ii) the proceeds from redemption of the shares of the Money Market Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

     For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                           ADDITIONAL TAX INFORMATION

     The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts it distributes to stockholders. The Fund intends to manage its portfolio so as to minimize or eliminate any additional tax liability. To the extent, if at all, the Fund is subject to tax, payment of that tax would reduce the Fund's total return for the period in which the liability accrued.


                     DISTRIBUTION OF SHARES

     The Fund has entered into an Underwriting Agreement (the "Underwriting Agreement") between the Fund and the Distributor, an affiliate of the Adviser, pursuant to which the Distributor acts as underwriter of the shares of the Fund. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "Purchasing Shares." The Underwriting Agreement further provides that the Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act described below). The Distributor may receive brokerage commissions for executing portfolio brokerage for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 1995 and 1994 the Distributor received $45,543 and $93,065, respectively in front-end sales commissions and paid $18,644 and $26,188, respectively of such proceeds to dealers as sales concessions as described in the Prospectus.


     The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the stockholders and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.


     For the years ended September 30, 1995 and 1994, the Distributor received $10,667 and $4,471, respectively, pursuant to the Plan. During the same periods, the Fund paid an additional $2,357 and $1,689, respectively, pursuant to the Plan, all of which represented compensation to dealers.


     Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and shall be based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

     The NASD has recently adopted amendments to its rules which amendments may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

     The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

     Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

                     PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. It is anticipated that the Adviser will select the Distributor from time to time to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained elsewhere.


     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, it is understood by the Board of Directors that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.


     For the years ended September 30, 1995 and 1994, the Fund paid to brokers, other than the Distributor, brokerage commissions totaling $1,429 and $4,827, respectively, on transactions having a total market value of $445,087 and $1,051,751, respectively. All of such brokers provided research services. For the years ended September 30, 1995 and 1994, the Fund paid the Distributor brokerage commissions of $20,414 and $20,322, respectively, on transactions involving the payment of commissions having a total market value of $5,878,662 and $5,271,189, respectively. Of the brokerage transactions paid by the Fund for the years ended September 30, 1995 and 1994, 93% and 81%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 93% and 83%, respectively, of the total market value of securities on which the Fund paid commissions.

              REMOVAL OF DIRECTORS BY STOCKHOLDERS

     The Fund's By-Laws contain procedures for the removal of Directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                   CUSTODIAN

     Firstar Trust Company, (the "Custodian") 615 East Michigan Avenue, Milwaukee, Wisconsin 53201-0701, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand L.L.P., Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.


                FINANCIAL STATEMENTS AND REPORTS

     Stockholders will receive audited annual and unaudited semi-annual reports when published, and will receive written confirmation of all confirmable transactions in their accounts.

     The following audited financial information is attached hereto:
     1 Report of Independent Accountants
     2 Statement of Assets and Liabilities
     3 Schedule of Investments
     4 Statement of Operations
     5 Statements of Changes in Net Assets
     6 Financial Highlights
     7 Notes to the Financial Statements






                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

Ratings of a rating service represent the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. It does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


The following is a description of the rating characteristics used by Moody's and S&P.


RATINGS BY MOODY'S

Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA-Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.




    -----------------------------------------------------------------------

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
Investments at value (cost $6,221,220)               $7,605,381
Cash                                                     14,964
Receivable for investments sold                          45,586
Receivable for shares issued                             45,349
Dividends and interest receivable                         4,474
Due from Adviser                                          9,870
Organization costs, net of accumulated amortization      13,441
                                                     ----------
Total Assets                                          7,739,065
                                                     ----------
LIABILITIES:
Payable to Adviser                                       12,073
Payables for investments purchased                       84,375
Payables for shares redeemed                              1,053
Other accrued expenses                                   25,230
                                                     ----------
Total Liabilities                                       122,731
                                                     ----------
NET ASSETS                                           $7,616,334
                                                     ==========
NET ASSETS CONSIST OF:
Capital stock                                        $6,275,279
Accumulated net realized loss on investments            (43,106)
Unrealized net appreciation on investments            1,384,161
                                                     ----------
Total Net Assets                                     $7,616,334
                                                     ==========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                           10,000,000
Issued and outstanding                                  608,163
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE           $12.52
                                                     ==========
OFFERING PRICE PER SHARE                                 $13.11
                                                     ==========


                     See notes to the financial statements.



                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Dividend income                                       $   49,580
Interest income                                            7,486
                                                      ----------
                                                          57,066
                                                      ----------
EXPENSES:
Investment advisory fees                                  54,624
Administration fees                                       35,000
Transfer agent fees and expenses                          29,226
Professional fees                                         23,899
Fund accounting fees                                      22,748
12b-1 fees                                                13,656
Federal and state registration fees                       12,945
Custody fees                                              11,242
Amortization of organization costs                         4,478
Directors' fees                                            3,000
Reports to shareholders                                    2,807
Other                                                      1,856
                                                      ----------
Total expenses before reimbursement                      215,481
Less: Reimbursement and waiver of expenses               (78,921)
                                                      ----------
Net expenses                                             136,560
                                                      ----------
NET INVESTMENT LOSS                                      (79,494)
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments                         101,874
Increase in unrealized appreciation on investments     1,225,751
                                                      ----------
Net gain on investments                                1,327,625
                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $1,248,131
                                                      ==========


                       See notes to financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1995

  NUMBER
 OF SHARES                                                 VALUE
 ---------                                               ----------
           COMMON STOCK                           90.10%
           BUILDING MATERIALS                      1.15%
   10,000  Nortek, Inc.*                                 $   87,500
                                                         ----------
           CHEMICALS                               1.48%
    6,000  Albemarle Corp.                                  112,500
                                                         ----------
           COMMUNICATIONS AND
            MEDIA                                 10.97%
    8,500  Ackerley Communications, Inc.                    129,625
    3,500  Airtouch Communications, Inc.*                   107,187
    4,600  Associated Group, Inc. Class A*                   95,450
    3,250  Citicasters, Inc.*                               108,469
    5,500  Cox Communications, Inc. Class A*                111,375
    2,800  GC Companies, Inc.*                               89,950
    3,000  Lin Television Corp.*                             93,000
    6,000  Telemundo Group, Inc. Class A*                   100,500
                                                         ----------
                                                            835,556
                                                         ----------
           CONSUMER SERVICE                        2.79%
    6,500  Kinder Care Learning Centers, Inc.*               87,750
    2,000  Pittway Corp. Class A                            124,500
                                                         ----------
                                                            212,250
                                                         ----------
           CONTAINERS                              1.00%
    4,000  Alltrista Corp.*                                  76,000
                                                         ----------
           DISTRIBUTORS - CONSUMER PRODUCTS        1.15%
    9,500  Primesource Corp.                                 87,875
                                                         ----------
           ELECTRICAL EQUIPMENT                    1.12%
    5,000  AMETEK, Inc.                                      85,625
                                                         ----------
           ELECTRONICS                             2.82%
    6,000  Harris Computer Systems Corp.*                   101,250
    2,400  Western Atlas, Inc.*                             113,700
                                                         ----------
                                                            214,950
                                                         ----------
           ENERGY - RAW MATERIALS                  1.53%
    6,500  INDRESCO, Inc.*                                  116,188
                                                         ----------
           ENGINEERING AND CONSTRUCTION            1.82%
   15,000  Emcor Group, Inc.*                               138,750
                                                         ----------
           ENTERTAINMENT AND LEISURE               1.21%
   11,000  Aztar Corp.*                                      92,125
                                                         ----------

 NUMBER
OF SHARES                                               VALUE
---------                                             ----------
           ENVIRONMENTAL CONTROL                1.45%
   7,000   Culligan Water Technologies, Inc.*            110,250
                                                      ----------
           FINANCE COMPANY                      1.52%
   5,000   Lehman Brothers Holdings, Inc.                115,625
                                                      ----------
           FINANCIAL SERVICES                   5.94%
   9,000   AmeriCredit Corp.*                            133,875
   7,500   Duff & Phelps Credit Rating Corp.             118,125
   4,000   Signet Banking Corp.                          105,000
   2,600   White River Corp.*                             95,550
                                                      ----------
                                                         452,550
                                                      ----------
           FOOD, BEVERAGE AND TOBACCO           5.81%
   8,000   Consolidated Products, Inc.*                  120,000
   6,000   Interstate Bakeries Corp.                     126,750
   6,500   Tasty Baking Co.                               92,625
   5,000   Whitman Corp.                                 103,125
                                                      ----------
                                                         442,500
                                                      ----------
           FURNITURE/HOME APPLIANCES            1.71%
  16,500   Interco, Inc.*                                129,937
                                                      ----------
           HOUSEHOLD PRODUCTS                   1.30%
   3,000   Aptargroup, Inc.                               99,375
                                                      ----------
           HOUSING                              3.88%
   7,500   Kaufman & Broad Home Corp.                     94,687
  15,500   MDC Holdings, Inc.                            118,188
   6,500   Walter Industries, Inc.*                       82,875
                                                      ----------
                                                         295,750
                                                      ----------
           INSURANCE                            1.46%
   2,500   Finova Group, Inc.                            111,250
                                                      ----------
           LODGING                              4.61%
  11,000   Host Marriott Corp.*                          136,125
   3,000   Marriott International, Inc.                  112,125
  10,000   Prime Hospitality Corp.*                      102,500
                                                      ----------
                                                         350,750
                                                      ----------
           MACHINERY                            4.46%
   7,000   Gardner Denver Machinery, Inc.*               119,000
  11,500   IMO Industries, Inc.*                         106,375
   8,000   Strattec Security Corp.*                      114,000
                                                      ----------
                                                         339,375
                                                      ----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1995

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                   ----------
           MECHANICS AND SOFTWARE                      1.06%
   14,000  Triad Systems Corp.*                                  80,500
                                                             ----------
           MISCELLANEOUS                               2.58%
   10,500  Rexel, Inc.*                                         106,312
    4,700  Whittaker Corp.*                                      90,475
                                                             ----------
                                                                196,787
                                                             ----------
           OIL AND GAS - EQUIPMENT & SERVICES          2.95%
    5,000  Cooper Cameron Corp.*                                129,375
   10,000  Lone Star Technologies, Inc.*                         95,000
                                                             ----------
                                                                224,375
                                                             ----------
           PAPER PRODUCTS                              0.88%
    3,000  Crown Vantage, Inc.*                                  66,750
                                                             ----------
           PHARMACEUTICALS AND HEALTHCARE PRODUCTS     1.71%
    2,900  McKesson Corp.                                       130,500
                                                             ----------
           PRINTING AND PUBLISHING                     3.23%
    3,000  Media General, Inc. - Class A                        107,250
    3,500  Meredith Corp.                                       139,125
                                                             ----------
                                                                246,375
                                                             ----------
           RAILROAD                                    5.76%
    2,500  Illinois Central Corp. - Series A                     97,813
    3,000  Kansas City Southern Industries, Inc.                136,500
   11,700  Katy Industries, Inc.                                111,150
   11,500  Providence and Worcester Railroad Co.                 93,437
                                                             ----------
                                                                438,900
                                                             ----------
           RETAIL                                      8.81%
   30,000  Ames Department Stores, Inc.*                         78,750
   12,500  Best Products Co.*                                   106,250
    7,000  Grand Union Co.*                                      91,000
    2,400  Harcourt General, Inc.                               100,500
   14,000  Phar-Mor, Inc.*                                      112,000
    8,000  Shopko Stores, Inc.                                   99,000
    6,000  Zale Corp.*                                           83,250
                                                             ----------
                                                                670,750
                                                             ----------

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                   ----------
           SOFTWARE                                    1.25%
     6,000 Wang Laboratories, Inc.*                              95,250
                                                             ----------
           TEXTILE AND APPAREL                         1.36%
    12,000 Griffon Corp.*                                       103,500
                                                             ----------
           TRUCKING                                    1.33%
     4,000 Ryder System, Inc.                                   101,500
                                                             ----------
           TOTAL COMMON STOCKS                                6,861,868
                                                             ----------
           (cost $5,512,028)
           WARRANTS                                    4.50%
     9,000 BJ Services Co.*                                      49,500
     7,000 Federated Department Stores - Series C*               63,875
     6,000 Fleet Financial Group, Inc.*                          47,250
     7,500 Lone Star Industries, Inc.*                           62,812
     7,500 U.S. Home Corp. - Class B*                            66,563
     7,000 Viacom Inc. - Class B*                                52,938
                                                             ----------
           TOTAL WARRANTS                                       342,938
                                                             ----------
           (cost $308,617)
 PAR VALUE                                                     VALUE
 ---------                                                   ----------
           DEMAND NOTES                                5.26%
 $  35,000 General Mills, Inc.                                   35,000
    52,900 Pitney Bowes Credit Corp.                             52,900
   176,675 Sara Lee Corp.                                       176,675
    95,000 Southwestern Bell Telephone Co.                       95,000
    41,000 Warner-Lambert Co.                                    41,000
                                                             ----------
           TOTAL DEMAND NOTES                                   400,575
                                                             ----------
           (cost $400,575)
           TOTAL INVESTMENTS                          99.86%
           (cost $6,221,220)                                  7,605,381
           Cash and Other Assets,
           Less Liabilities                            0.14%     10,953
                                                             ----------
           NET ASSETS                                100.00% $7,616,334
                                                             ==========
           *Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                         1995        1994
                                                      ----------  ----------
OPERATIONS:
Net investment loss                                     ($79,494)   ($27,357)
Net realized gain (loss) on investments                  101,874    (144,980)
Increase in unrealized appreciation on investments     1,225,751     158,410
                                                      ----------  ----------
Net increase (decrease) in net assets resulting from
 operations                                            1,248,131     (13,927)
                                                      ----------  ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from 187,949 and 450,261 shares issued,
 respectively                                          2,054,266   4,630,280
Cost of 18,472 and 21,575 shares redeemed,
 respectively                                           (188,727)   (213,689)
                                                      ----------  ----------
Net increase from capital share transactions           1,865,539   4,416,591
                                                      ----------  ----------
TOTAL INCREASE IN NET ASSETS                           3,113,670   4,402,664
NET ASSETS:
Beginning of year                                      4,502,664     100,000
                                                      ----------  ----------
End of year                                           $7,616,334  $4,502,664
                                                      ==========  ==========



                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                          YEAR ENDED           YEAR ENDED
                                      SEPTEMBER 30, 1995 SEPTEMBER 30, 1994 (1)
                                      ------------------ ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    10.26           $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                            (0.13)               (0.06)
Net realized and unrealized gains on
 investments                                    2.39                 0.32
                                          ----------           ----------
TOTAL FROM INVESTMENT OPERATIONS                2.26                 0.26
                                          ----------           ----------
NET ASSET VALUE, END OF PERIOD            $    12.52           $    10.26
                                          ==========           ==========
TOTAL RETURN (2)                               22.03%                2.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period                 $7,616,334           $4,502,664
Ratio of net expenses to average net
 assets (3)                                     2.50%                2.49%
Ratio of net investment loss to
 average net
 assets (3)                                   (1.46)%              (0.96)%
Portfolio turnover rate                        70.59%               63.20%


(1) The Fund commenced operations on October 1, 1993.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Without fees waived, the ratio of net expenses and net investment loss to average net assets would have been 3.94% and (2.90)% for the year ended September 30, 1995 and 5.98% and (4.45)% for the year ended September 30, 1994.



                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund commenced operations on October 1, 1993. The Fund initially issued and sold 10,000 shares of its capital stock to a shareholder of Keeley Asset Management Corp. (the "Adviser") and Keeley Investment Corp. (the "Distributor").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at September 30, 1995, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $79,494.

  d) Other - Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the lowest limitations imposed by state securities administrators, the Adviser will reimburse the Fund for the amount of such excess. Accordingly, for the year ended September 30, 1995, the Adviser reimbursed the Fund $78,921. As of September 30, 1995, John Keeley, Jr., President of the Adviser, controlled either directly or indirectly 33.9% of the Fund's outstanding shares.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse the Distributor for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1994 to September 30, 1995, the Fund paid $10,667 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1994 to September 30, 1995, were $5,223,474 and $3,779,143, respectively. For the period from October 1, 1994 to September 30, 1995, the Fund paid $20,414 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1995, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $6,241,932, were as follows:

           Appreciation               $1,497,102
           (Depreciation)               (133,653)
                                      ----------
           Net appreciation on
            investments               $1,363,449
                                      ==========


    At September 30, 1995, the Fund had an accumulated net realized capital loss carryforward of $22,394, expiring September 30, 2002. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                 SALES CHARGE
                              AS A PERCENTAGE OF
                 AMOUNT         OFFERING PRICE
                 ------       ------------------
           Less than $50,000        4.50%
           $50,000 but less
            than $100,000           4.00%
           $100,000 but less
            than $250,000           3.00%
           $250,000 but less
            than $500,000           2.50%
           $500,000 and over        2.00%


    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1994 to September 30, 1995, the Fund was advised that the Distributor received $26,899 of sales charges.

    Reduced sales charges are available through a right of accumulation and certain sales of Fund shares are made at net asset value per share, as specified in the Fund's Prospectus.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of KEELEY Small Cap Value Fund, Inc., including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KEELEY Small Cap Value Fund, Inc., as of September 30, 1995, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.
----------------------------
Milwaukee, Wisconsin
October 19, 1995

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 553-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.


                      -------------------------------------


                                PART C {PRIVATE}

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------


     (A)  FINANCIAL STATEMENTS:
          --------------------


          (i) Financial statements included in Part A of this Amendment to registration statement:
                    Audited financial information
                    (a)  Financial Highlights

          (ii) Financial statements included in Part B of this Amendment to registration statement:
                    Audited financial information
                    (a)  Report of Independent Accountants
                    (b)  Statement of Assets and Liabilities
                    (c)  Statement of Investments
                    (d)  Statement of Operations
                    (e)  Statement of Changes in Net Assets
                    (f)  Financial Highlights
                    (g)  Notes to Financial Statement


Note: Schedules II, III, IV, V, VI and VII have been omitted as the required information is not present.

     (B)  EXHIBITS
          --------
          1    Articles of Incorporation<F11>

          2    Bylaws<F11>

          2.2  Form of Amendment to Sections 2.2, 3.6
                  and 3.9 of Bylaws<F11>

          2.3  Form of Amendment to Sections 3.6 and 3.9 of the Bylaws<F11>

          3    None

          5    Investment Advisory Agreement between the
                  Fund and Keeley Asset Management Corp.<F11>

          6.1  Underwriting Agreement between the Fund and
                  Keeley Investment Corp.<F11>

          6.2  Form of Broker/Dealer Agreement between
                  Keeley Investment Corp. and Dealers<F11>

          7    None


          8    Custody Agreement between the Fund and
                  Firstar Trust Company<F11>

          9.1 Fund Accounting Services Agreement between the Fund and Firstar Trust Company<F11>

          9.2 Transfer Agent Agreement between the Fund and Firstar Trust Company<F11>

          9.3 Administration Agreement between the Fund and Sunstone Financial Group, Inc.<F11>

          10   Opinion of Schwartz & Freeman<F11>

          11   Consent of Independent Public Accountants

          12   None

          13   Agreement with John L. Keeley, Jr.,
                  regarding initial capital and funding<F11>

          14   Individual Retirement Custodial Account,
                  Disclosure Statement and Application<F11>

          15   Distribution Plan<F11>

          16   Schedule of Computation of Performance Quotations

          17   Financial Data Schedule

  <F11>Previously filed.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          The information in the prospectus under the caption "Certain Stockholders" is incorporated by reference. Except as described therein, the Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

          The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Directors and Officers" is incorporated by reference.


ITEM 26.  NUMBERS OF HOLDERS OF SECURITIES
          --------------------------------


               (1)                                (2)
                                        Number of Record Holders
          Title of Class                as of September 30, 1995

          Common Stock                            639


ITEM 27.  INDEMNIFICATION
          ---------------

          Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant (Exhibit 1 to this registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

          The information in the prospectus under the caption "Management of the Fund - Investment Adviser" is incorporated by reference. Except as noted therein and below, neither Keeley Asset Management Corp., nor any of its directors or officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee.



ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

        (a) None

        (b) NAME AND PRINCIPAL     POSITION AND OFFICE    POSITION AND OFFICE
            BUSINESS ADDRESS         WITH UNDERWRITER       WITH REGISTRANT
            ------------------       ----------------       ---------------


            John L. Keeley, Jr.    Director, President  Director, President and
            Keeley Investment Corp.   and Treasurer            Treasurer
            401 South LaSalle Street
            Suite 1201
            Chicago, Illinois  60605

        (c) None




ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian, Registrant's Transfer Agent and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-l(b) will be maintained by the Registrant; the documents required to be maintained by paragraph (4) of Rule 31a-l(b) will be maintained by Registrant's Administrator; information described in Rule 31a-1(b)(2)(iv) shall be maintained by the Fund's Transfer Agent; and all other records will be maintained by the Registrant's Custodian.


ITEM 31.  MANAGEMENT SERVICES
          -------------------
          None


ITEM 32.  UNDERTAKINGS
          ------------
          The Registrant undertakes to furnish each person to whom a current Prospectus is delivered with a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.



                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on December 29, 1995. Registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933.


                                   KEELEY SMALL CAP VALUE FUND, INC.



                                   By: /s/John L. Keeley, Jr., President
                                      ----------------------------------
                                          John L. Keeley, Jr., President



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                               Title                         Date
----                               -----                         ----

/S/John L. Keeley, Jr.   Director, President and Treasurer       12-29-95
--------------------     (principal executive and financial
John L. Keeley, Jr.      officer)



/S/Michael J. O'Brien     Director                               12-29-95
--------------------
Michael J. O'Brien


/S/John F. Lesch          Director                               12-29-95
--------------------
John F. Lesch


/S/John G. Kyle           Director                               12-29-95
--------------------
John G. Kyle



EXHIBIT INDEX
-------------
          EXHIBITS
          --------
          1    Articles of Incorporation<F11>

          2    Bylaws<F11>

          2.2  Form of Amendment to Sections 2.2, 3.6
                  and 3.9 of Bylaws<F11>

          2.3  Form of Amendment to Sections 3.6 and 3.9 of the Bylaws<F11>

          3    None

          5    Investment Advisory Agreement between the
                  Fund and Keeley Asset Management Corp.<F11>

          6.1  Underwriting Agreement between the Fund and
                  Keeley Investment Corp.<F11>

          6.2  Form of Broker/Dealer Agreement between
                  Keeley Investment Corp. and Dealers<F11>

          7    None


          8    Custody Agreement between the Fund and
                  Firstar Trust Company<F11>

          9.1 Fund Accounting Services Agreement between the Fund and Firstar Trust Company<F11>

          9.2 Transfer Agent Agreement between the Fund and Firstar Trust Company<F11>

          9.3 Administration Agreement between the Fund and Sunstone Financial Group, Inc.<F11>

          10   Opinion of Schwartz & Freeman<F11>

          11   Consent of Independent Public Accountants

          12   None

          13   Agreement with John L. Keeley, Jr.,
                  regarding initial capital and funding<F11>

          14   Individual Retirement Custodial Account,
                  Disclosure Statement and Application<F11>

          15   Distribution Plan<F11>

          16   Schedule of Computation of Performance Quotations

          17   Financial Data Schedule

  <F11>Previously filed.